UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 19, 2018, Qualcomm Incorporated (“Qualcomm”) posted the following material to www.qcomvalue.com.

Frequently Asked Questions on Voting Your Qualcomm Shares

Question: Why did I receive a mailing regarding the upcoming annual meeting?

•                  All Qualcomm stockholders receive proxy materials in advance of each of our annual meetings with instructions on how to vote your shares and information with which to make your voting decision.

•                  All Qualcomm stockholders are receiving proxy materials with a WHITE proxy card or WHITE voting instruction form to vote for Qualcomm’s Board of Directors and on other important matters.

•                  You may have also received Blue proxy cards from Broadcom.  If you voted on Broadcom’s Blue proxy card, your vote on directors will not be counted in the election of directors, since the Presidential Order issued on March 12, 2018 prohibits the nomination of Broadcom’s nominees. If you wish to cast a vote on the election of directors, you must vote on a new Qualcomm WHITE proxy card for directors, as well as the other proposals on the agenda.

Question: I thought the annual meeting already occurred on March 6—why am I still getting mailings?

•                  Qualcomm delayed the business of its 2018 Annual Meeting pursuant to an Interim Order it received from the Committee on Foreign Investment in the United States (CFIUS) on March 4, 2018, as modified on March 5, 2018. The Annual Meeting was opened on March 6, 2018 and immediately adjourned. Under the terms of the March 12, 2018 Presidential Order, Qualcomm was further ordered to reconvene its 2018 Annual Meeting of Stockholders on the earliest possible date, which based on the required 10-day notice period, is March 23, 2018.

Question: Do the votes I previously cast still count or do I need to vote again?

•                  If you have already voted the WHITE proxy card for Qualcomm’s directors, you do not need to vote again: your shares will be represented and voted at the reconvened Annual Meeting on March 23, 2018.

•                  If you voted on Broadcom’s Blue proxy card, however, your vote on directors will not be counted in the election of directors, since the Presidential Order prohibits the nomination of Broadcom’s nominees. If you wish to cast a vote on the election of directors, you must vote on a new Qualcomm WHITE proxy card for directors, as well as the other proposals on the agenda.

Question: How do I vote if I want to support Qualcomm?

•                  Qualcomm’s Board of Directors recommends that all Qualcomm stockholders vote the WHITE proxy card or WHITE voting instruction form:

1.              FOR Qualcomm’s Directors (Proposal 1)

2.              FOR Proposals 2-7

3.              AGAINST Proposal 8

•                  You can vote one of three ways:

1.              Online

2.              Phone

3.              Mail

•                  Follow the instructions on your WHITE proxy card or WHITE voting instruction form to vote in one of the above three ways.

Question: Why is this year different from prior years?

•                  Broadcom made an unsolicited proposal to acquire Qualcomm and sought to replace a majority of Qualcomm’s Board. However, Broadcom’s slate of director nominees has been disqualified under the terms of a Presidential Order issued on March 12, 2018.

•                  Under the same order Broadcom was required to also immediately and permanently abandon its proposed takeover of Qualcomm.

•                  If you wish to cast a vote on the election of directors, you must vote on a new Qualcomm WHITE proxy card for directors, as well as the other proposals on the agenda.

•                  The Qualcomm Board recommends that Qualcomm stockholders vote FOR the re-election of Qualcomm’s slate of highly qualified and experienced directors. To do so, simply vote FOR Qualcomm’s directors listed in Proposal 1 on the WHITE proxy card.

Question: I understand that Dr. Paul Jacobs will not be nominated by the Qualcomm Board for election at the Annual Meeting.  How will my proxy card be voted?

•                  Qualcomm does not intend to circulate an updated WHITE proxy card as a result of the removal of Dr. Jacobs from the list of nominees.

•                  Any WHITE proxy card received will be voted as indicated on such proxy card, however no votes will be cast for Dr. Jacobs.

•                  Any WHITE proxy card submitted with no voting instructions will be voted “FOR” each of the remaining Qualcomm directors and no votes will be cast for Dr. Jacobs.

Question: When should I vote?

•                  We suggest you vote as soon as possible. No matter how many or how few shares you own, your vote is important.

•                  The deadline for voting by phone or online if shares are held in a bank or brokerage account is 11:59 pm ET on March 22. If you hold registered shares, we urge you to vote online or by phone by 9:00 am ET on March 23, 2018.

•                  Importantly, if you inadvertently return a Blue proxy card or Blue voting instruction form, you can always cancel that vote by submitting a later-dated vote using a WHITE proxy card or WHITE voting instruction form online, by phone, or by mail. Only your latest-dated vote counts.

Question: If I want to support Qualcomm, should I vote against Broadcom’s nominees on the Blue card?

•                  Under the terms of a Presidential Order issued on March 12, 2018, Broadcom’s nominees have been disqualified and any votes on the Blue proxy card for those nominees will not be counted.

•                  Vote FOR Qualcomm’s slate of highly qualified and experienced directors on the WHITE proxy card or WHITE voting instruction form.

•                  If you inadvertently return a Blue proxy card or Blue voting instruction form, you can always cancel that vote by submitting a later-dated vote using a WHITE proxy card or WHITE voting instruction form online, by phone, or by mail. Only your latest-dated vote counts.

Question: I usually get materials delivered electronically. Why am I receiving hard copies this year?

•                  Because there is a proxy contest this year, stockholders are receiving hard copy mailings instead of e-mails. No matter how many or how few shares you own, your vote is important and you will receive mailings with a WHITE proxy card or WHITE voting instruction form.

•                  Your preferences will remain unchanged for future stockholder meetings. If you have opted for electronic delivery of your annual proxy materials, you will continue to receive materials electronically for next year’s Annual Meeting.

Question: I received multiple proxy packages. Why?

•                  You will receive a voting package for each account in which you hold Qualcomm shares.

•                  Each package may have different voting instructions for the shares in that particular account. It’s important that you vote every WHITE proxy card or WHITE voting instruction form from each package you receive.

Question: My proxy package went to the wrong address.  Can my address be corrected for future mailings?

•                  Qualcomm cannot change the address that appeared on your accounts for the shares you owned as of the Record Date, January 8, 2018, so you will continue to receive mailings at that address until the Annual Meeting.

•                  If you need help receiving proxy packages at another address, please call the firm assisting us in the solicitation of proxies, Innisfree M&A Incorporated (“Innisfree”) at the toll-free number shown below.

Question: Why would I hold Qualcomm shares in different accounts?

•                  You may have multiple accounts holding Qualcomm shares, such as personal brokerage accounts or retirement accounts.

•                  Each account that holds Qualcomm shares is required to send you a voting package.

Question: If I received multiple proxy packages, can I vote all my shares on one card?

•                  No. You must vote the WHITE proxy card or WHITE voting instruction form you receive with respect to EACH ACCOUNT in which you hold Qualcomm shares.

•                  If you own Qualcomm shares in multiple accounts, you will receive a voting package for each account.

•                  Each account may have different voting instructions. It’s important to follow the voting instructions on the WHITE proxy card or WHITE voting instruction form for each package you receive.

•                  Even if you end up voting the same accounts again, that’s okay — your shares will only be counted once, and only your latest vote counts.

•                  Discard any package with a Blue proxy card or Blue voting instruction form.  Under the terms of a Presidential Order issued on March 12, 2018, Broadcom’s nominees have been disqualified and any votes on the Blue proxy card for those nominees will not be counted.

Question: Why are the voting instructions in each proxy package different?

•                  If you hold Qualcomm shares in multiple accounts, each account may have different voting instructions.

•                  You must follow the voting instructions on the WHITE proxy card or WHITE voting instruction form for each account that holds Qualcomm shares in order to support Qualcomm.

Question: I have already voted. Why am I getting additional letters and the same White proxy cards again? Do I need to vote again?

•                  Yes. We recommend that you vote all of the WHITE proxy cards or WHITE voting instruction forms you receive. Because of the importance of this year’s vote, you will receive multiple letters from Qualcomm with additional WHITE proxy cards or WHITE voting instruction forms. Each mailing contains information about the issues involved in the proxy contest that we believe stockholders should know about.

•                  ONLY YOUR LATEST-DATED VOTE COUNTS. If you already voted a Blue proxy card, submit a new later-dated WHITE proxy card to cancel the Blue vote.

Question: I received a phone call asking if I had received my voting materials and if I had any questions. Why am I receiving this call?

•                  Qualcomm had asked a company called Innisfree M&A Incorporated (“Innisfree”) to contact our stockholders and encourage them to vote their WHITE proxy cards or WHITE voting instruction forms.

•                  Innisfree will also help you with any questions you have about the voting process or the annual meeting.

Question: I have already received multiple calls — can I be taken off the call list now?

•                  Yes, Innisfree can remove your name from Qualcomm’s call list—please let Innisfree know.

IF YOU HAVE ANY OTHER QUESTIONS ABOUT VOTING YOUR SHARES,

PLEASE CALL INNISFREE M&A INCORPORATED:

Toll-Free at (877) 456-3442 (from the U.S. and Canada)

Or

(412) 232-3651 (from other locations)

Qualcomm Board of Directors Press Releases Stockholder Letters Videos Additional Materials Contacts How to Vote > Board of Directors Creating substantial near- and long-term value. Support Qualcomm. Vote only the WHITE proxy card. Discard any Blue proxy cards you receive. Support your Board by voting FOR Qualcomm’s highly qualified directors on the WHITE proxy card today.

Your vote matters. Qualcomm  Broadcom Vote FOR Qualcomm’s highly experienced & qualified directors on the WHITE proxy card today Throw away any Blue proxy cards you receive. Do not vote on the Blue card, not even “withhold” .How to Vote >

Additional Information

Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this website that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995.  Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.